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                                                                 EXHIBIT 10.12

                                     FORM OF

                                    CTI, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


         THIS IS AN AGREEMENT made as of this ___ day of ________________ , _______, by and between CTI, Inc., a Tennessee corporation (the "Company" or "CTI"), and ______________, an employee of the Company or one of its subsidiaries (the "Employee").

                    CONSIDERATIONS UNDERLYING THIS AGREEMENT

         A. The Board of Directors of the Company is of the opinion that interests of the Company will be advanced by granting an incentive to selected key employees by encouraging and enabling them with a more direct interest in the Company's welfare and assuring a closer identification of their interests with those of the Company.

         B. The CTI, Inc. 1998 Restated Incentive Stock Option Plan (the "Plan") has been adopted by the Company and approved by the stockholders. The terms and provisions of the Plan, as amended, are incorporated herein by reference.

         C. Pursuant to the Plan, the Board of Directors of the Company has appointed a Stock Option Committee to administer it.

         D. The Employee is regarded by the Stock Option Committee as a key employee of the Company or one of its subsidiaries (the term subsidiary shall herein have the meaning set forth in Section 425 of the Internal Revenue Code of
1986) and the Committee has decided that the Employee should be granted an Incentive Stock Option.

         In consideration of the foregoing, of the mutual covenants herein contained and for other valuable consideration, the receipt of which is hereby mutually acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

1. GRANT OF OPTION.

                  A. The Company hereby grants to the Employee, as a matter of incentive and to encourage participation in the growth of the Company, an option to purchase (the "Option"), on the terms and conditions hereinafter set forth, all or any part of an aggregate of ___________ shares of the CTI $.01 Par Value Common Stock ("Common Stock") at the purchase price of $_______ per share (the "Purchase Price"). The Purchase Price is equal to ___% of the fair market value per share as of the Common Stock as determined by the Board of Directors of the Company. The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option to the fullest extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended. To

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the extent not so permitted, the Option shall be treated as a nonqualified or nonstatutory stock option under Section 83 of the Internal Revenue Code of 1986, as amended.

                  B. Subject to the other terms of this Agreement, the Option may be exercised as described in Appendix A hereto, but must be exercised during the ten (10) year period commencing with the date of this Agreement, regardless of whether or not the Employee has exercised any other options granted to the employee to purchase Common Stock. For the purposes of this Agreement, the Option shall be treated as outstanding until the Option is exercised in full or expires by reason of lapse of time. The number and kind of shares and the Purchase Price (or any of them) set forth in this Section 1 are subject to adjustment as provided in Section 7 of this Agreement. No partial exercise of the Option may be for less than one whole share.

         2. EXERCISE OF OPTION.

                  A. The Option shall be exercised, in whole or in part, by (i) giving written notice of exercise to the Secretary of the Company, (ii) payment in full of the Aggregate Purchase Price (the number of shares purchased times the Purchase Price), and (iii) payment of any other amounts which the Company is required or entitled to collect or withhold. Such notice shall specify the number of shares purchased and may specify that the shares be issued in the name of the Employee alone or the Employee and other named individuals jointly with the right of survivorship. Payment of the Aggregate Purchase Price shall be in cash or by check or draft upon a recognized U.S. banking institution convertible into U.S. currency immediately without discount, penalty or other charge. To the extent authorized by the Stock Option Committee from time to time, and subject to all conditions imposed thereby, the Purchase Price may be paid by delivery to the Secretary of shares of CTI Common Stock owned by the Employee. Payment of all other amounts shall be made in a manner satisfactory to the Secretary of the Company. Such exercise shall be effective upon receipt by the Secretary of such notice and all payments set forth above.

                  B. The Company shall not be required to issue or deliver any certificate for shares of its Common Stock purchased upon the exercise of any part of the Option granted under this Agreement prior to (i) the completion of any registration or other qualification of such shares under state, federal or other law, ruling or regulation of any governmental regulatory body which the Company shall, in its sole discretion, determine is necessary or advisable; and
(ii) payment in full of the Aggregate Purchase Price and completion by the Employee of such other procedures and documentation as the Company shall determine, in its sole discretion, are necessary and advisable for compliance with applicable law, including without limitation, regulations promulgated by the Internal Revenue Service pursuant to the Internal Revenue Code of 1986, as amended or superseded. Further, the Company shall not be required to issue or deliver any certificate for shares of its Common Stock to the Employee if (i) such issuance or delivery is not permitted under any law, ruling or regulation of a foreign government or regulatory body thereof to which the Employee is subject; or (ii) the Employee is in violation of any of the terms of this Agreement.


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         3. NO RIGHTS AS SHAREHOLDERS. The Employee shall not be deemed a holder of any shares subject to the Option unless and until a certificate or certificates has or have been issued by the Secretary.

         4. TRANSFER, TERMINATION OF OPTION.

                  A. The Option and the rights and privileges conferred by this Agreement are not transferable by the Employee otherwise than by will or the laws of descent and distribution and may be exercised only by the Employee or his guardian or other similar court-appointed representative. The Option shall not be subject to attachment, execution or other similar process. In the event of (i) any attempt by the Employee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (ii) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Employee and the Option shall thereupon become null and void.

                  B. All rights to exercise Options granted under this Agreement terminate three months after the Employee ceases to be an employee of the Company or one of its subsidiaries for any reason other than death. If the Employee ceased to be an employee of the Company or one of its subsidiaries for any reason other than death prior to the date of this Agreement, all rights to exercise Options granted under this Agreement shall terminate three months after the date of this Agreement. In the event of the death of the Employee while in the employ of the Company or one of its subsidiaries, or within three months thereafter, the unexercised portion of the Option may be exercised within twelve
(12) months from the Employee's death by the person designated in the Employee's will for such purpose or by the Employee's Executor or Administrator as circumstances provide. In no event, however, may an option granted under this Agreement be exercised more than ten (10) years after the date hereof.

         5. TRANSFER OF EMPLOYEE. Transfers of the Employee within the Company and its subsidiaries shall not be considered a termination of employment.

         6. LEAVE OF ABSENCE. For purposes of this Agreement, an employee on an authorized leave of absence shall be considered to be in the employ of the Company until the authorized leave of absence expires.

         7. ADJUSTMENT OF AND CHANGES IN COMMON STOCK.

                  A. In the event of a change in the capitalization of the Company which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Agreement. If the outstanding Common Stock of the Company is changed by any action such as or similar to a declaration of a stock dividend or a split-up or combination of shares, the number of shares then outstanding and unexercised pursuant to the Option granted hereunder and the Purchase Price shall be



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appropriately adjusted. If the Company shall not be the surviving corporation in any merger, reorganization, liquidation or consolidation, or if substantially all of the property or more than 50% of the stock of the Company shall be acquired by another corporation, the Board of Directors, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for protection of any outstanding Option under this Agreement by substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, or (ii) upon written notice to the Employee provide that the Option shall terminate unless exercised within ninety (90) days of the date of such notice. If the Option is terminated pursuant to action by a board of directors under this section, the Employee shall receive a cash payment equal to the difference between (i) the fair market value on the termination date of the shares subject to the Option and (ii) the Aggregate Purchase Price of such shares. For purposes of the foregoing, the termination date shall be a date specified in the notice from a board of directors. In the event of any other recapitalization, reclassification, reorganization or change of the Company's capital or business structure, the Stock Option Committee may in its discretion make an adjustment to the number and kind of shares subject to and unexercised under the Option and the Purchase Price, and its determination in that respect shall be final and conclusive.

                  B. Except as provided in this Section 7, the Employee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, or reorganization. The existence of the Plan or of options thereunder shall not prevent any of the above changes or exchanges.

         8. STOCK TRANSFER RESTRICTION.

                  A. No shares of CTI Common Stock issued pursuant to the exercise of the Option ("Option Shares") may be sold, transferred or assigned, whether voluntarily or involuntarily, by operation of law or otherwise, except as provided herein. Any purported sale, transfer or assignment of Option Shares other than in accordance with these provisions shall be null and void ab initio.

                  B. Option Shares may be sold, transferred, or assigned (i) in accordance with Section 8.C below, or (ii) by will or the laws of descent and distribution.

                  C. Except as permitted by Section 8.B above, before any Option Shares may be sold, transferred or assigned, such Option Shares shall first be offered for sale to the Company in the following manner:

                           (i) The Employee intending to sell, transfer or
assign Option Shares shall deliver to the Company a written notice (the "Notice") of the Employee's bona fide intention to sell, transfer or assign Option Shares. The Notice shall specify


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(a) the proposed buyer or buyers, (b) the number of Option Shares to be sold or transferred, (c) the price per share, and (d) the other terms and conditions upon which the Employee intends to make such sale or transfer. In the event that any part of the consideration to be received is other than cash, the Notice shall fully describe such consideration and state the fair market value thereof. The Company, at its option and its expense, may in good faith require that the fair market value of such consideration be determined by an independent appraiser selected by the Company. In the case of consideration other than cash, the price per share shall be the fair market value of such consideration as stated in the Notice, unless the Company exercises its option to require the aforementioned independent appraisal, in which case the price per share shall be such independently appraised fair market value.

                           (ii) Within thirty (30) days after receipt of the
Notice, the Company shall have the prior right to purchase the Option Shares described in the Notice at the price and on the other terms and conditions stated in the Notice. The Company may elect to purchase all (but not less than all) of the Option Shares described in the Notice by notifying the offering Employee in writing within such thirty (30) day period, and tendering payment to the offering Employee within thirty (30) days after giving such notice, against delivery of an assignment of the Option Shares, free and clear of all liens, claims and encumbrances, duly executed by the Employee in favor of the Company. In the event an appraisal is requested under paragraph (i) above, the period for payment shall be extended for so long as is reasonably necessary to obtain the appraisal report.

                           (iii) If the Company does not elect to purchase all
of the Option Shares described in the Notice as provided in paragraph (i) above, the Company shall be deemed to have waived its right to acquire such Option Shares, and the Employee may sell, assign or transfer such Option Shares within the sixty (60) day period following the date of the Notice, provided that any such sale or transfer is strictly in accordance with the terms and conditions specified in the Notice. Any Option Shares so transferred shall continue to be subject to the right of first refusal provided for herein and the other terms and conditions hereof. Any such transfer must also be in compliance with applicable securities laws. If the offering Employee does not sell or transfer all of the Option Shares described in the Notice within the aforesaid sixty (60) days, the Option Shares shall again become subject to the right of first refusal provided for herein.

                           (iv) The foregoing restrictions on transfer of Option
Shares shall terminate upon-the sale by the Company of its common stock in an offering to the public pursuant to a registration statement filed under the Securities Act of 1933, as amended, underwritten on a firm commitment basis by an underwriter of nationally recognized standing and yielding gross proceeds to the Company of at least $35,000,000.


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         9. COMPETITION RESTRICTIONS.

                  A. Except as otherwise provided herein or as determined by the Board of Directors of CTI, until the later of (i) March 15, 2001, or (ii) the date Employee ceases to hold the Option or CTI Common Stock, neither the Employee nor his/her Affiliates (as defined below) shall engage, directly or indirectly, in the United States in the business of owning or operating PET Centers (as defined below) and the Employee and his/her Affiliates shall present to the Company any and all opportunities known to it, or to which it becomes privy, and in which it has an interest in pursuing pertaining to the acquisition, ownership, or operation of, or investment in, any PET Centers in the United States. If the Company or its Affiliates are unable or fail for any reason to pursue a particular opportunity, or if the Board of Directors determines that the Company or its Affiliates shall not pursue a particular opportunity, the Employee or his/her Affiliate which presented such opportunity to the Company shall be free to pursue said opportunity without restriction, and neither the Company nor the other shareholders or their Affiliates shall have any right or interest in or with respect to such opportunity.

                  B. For the purposes hereof, "Affiliate" means as to any person or entity, a director of such an entity, or any other person or entity who, directly or indirectly, through one or more intermediaries, Controls or is Controlled by or under common Control with that entity. For the purposes hereof, "Control," "Controls," or "Controlled" (and derivatives thereof) means as to a corporation the right to exercise, directly or indirectly, more than 50% of the voting rights in the corporation, and as to any other entity the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the same. For purposes hereof, "PET Center" means positron emission tomography compound manufacturing and distribution centers.

         10. EMPLOYMENT NOT AFFECTED. Nothing herein contained shall affect the right of the Company to terminate or change the Employee's service, responsibilities, duties and authority to represent the Company, at any time for any reason whatsoever.

         11. AMENDMENT OF OPTION. The Stock Option Committee may, with the consent of the Employer, make such modifications to the terms and conditions of this Agreement as it shall deem advisable.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of the Company, but neither this Agreement nor any rights hereunder shall be assignable by the Employee.

         13. INCORPORATION OF PLAN BY REFERENCE. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Stock Option Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto



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and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

         14. GOVERNING LAW. The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the laws of the State of Tennessee, except to the extent preempted by federal law.

         THIS AGREEMENT is executed as of the day and year first above written.

                                               CTI, Inc.


                                               By:
                                                   -----------------------------

                                               Title:
                                                      --------------------------

                                               ---------------------------------

                                               ---------------------------------
                                               Witness



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                                   APPENDIX A

                 EXERCISABLE PERIODS FOR INCENTIVE STOCK OPTIONS

The Incentive Stock Option to purchase shares of CTI, Inc. $.01 Par Value Common Stock at the purchase price of $_________ per share granted to ___________ on ________________ may be exercised as follows:

    Number of Shares          Period of Exercise
      Exercisable             ------------------
    ----------------          From            To
                              ----            --




         Each portion of the opinion will be deemed to have expired on the last date of the exercise period for that individual portion. The remaining portion(s) will still be in effect even if any prior portion elapses.